SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2019

SYNTHETIC BIOLOGICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-12584	13-3808303
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9605 Medical Center Drive, Suite 270

Rockville, MD 20850

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (301) 417-4364

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SYN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2019, the Board of Directors (the “Board”) of Synthetic Biologics, Inc. (the “Company”) awarded Steven A. Shallcross, the Company’s Chief Executive Officer and Chief Financial Officer, (i) a cash bonus equal to his full target bonus of 75% of his prior base salary and (ii) an option to purchase 450,000 shares of the Company’s common stock (the “Common Stock”). The stock option granted to Mr. Shallcross has an exercise price of $0.418 per share, which is the closing price of the Common Stock on the date of the grant (December 4, 2019), vests pro rata, on a monthly basis, over 36 consecutive months and expires in seven (7) years from the date of the grant, unless terminated earlier. The stock option was granted pursuant to the Company’s 2010 Stock Incentive Plan, as amended, and the Company’s effective registration statement on Form S-8 for the 2010 Stock Incentive Plan. In addition, Mr. Shallcross’ current employment agreement with the Company, dated December 6, 2018, was amended (the “Amended Employment Agreement”) on December 5, 2019 to reflect a 3% cost of living adjustment to Mr. Shallcross’ base salary, increasing his annual base salary to $565,000. The Amended Employment Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

On December 4, 2019, the Board also granted to each non-executive member of the Board an option to purchase 250,000 shares of Common Stock at an exercise price of $0.418 per share, which options vest one third on each of one year, two year and three year anniversary of the date of grant, and expires in seven (7) years from the date of the grant, unless terminated earlier.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description

10.1	Amendment to Employment Agreement with Steven A. Shallcross dated December 5, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2019

SYNTHETIC BIOLOGICS, INC.

By:	/s/ Steven A. Shallcross
	Name:	Steven A. Shallcross
	Title:	Chief Executive Officer and Chief Financial Officer